UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22749

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 14th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

212-506-3899

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: April 1, 2019 – June 30, 2019

Item 1. Schedule of Investments.

Resource Real Estate Diversified Income Fund

PORTFOLIO OF INVESTMENTS

June 30, 2019 (Unaudited)

	Interest /Dividend Rate	Maturity	Principal	Value
BONDS & NOTES (0.03%)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.03%)
Morgan Stanley Capital I Trust, Class B(a)	5.538%	02/12/2044	$86,431	$86,356

TOTAL BONDS & NOTES
(Cost $85,586)				86,356

		Shares	Value
PREFERRED STOCKS (19.27%)
TRADED REAL ESTATE INVESTMENT TRUSTS (19.27%)
American Homes 4 Rent, Series D(b)	6.500%	124,856	3,389,840
Annaly Capital, Series F(b)	6.950%	250,000	6,350,000
ARMOUR Residential REIT, Inc., Series B(b)	7.875%	115,000	2,880,750
Chimera Investment Corp., Series B(b)	8.000%	120,000	3,081,600
Chimera Investment Corp., Series D(b)	8.000%	100,000	2,567,000
City Office REIT, Inc., Series A(b)	6.625%	45,000	1,187,550
Colony Capital, Inc., Series E(b)	8.750%	75,921	1,887,396
Colony Capital, Inc., Series I(b)	7.150%	147,921	3,232,074
Dynex Capital, Inc., Series B(b)	7.625%	200,000	4,930,000
Global Medical REIT, Inc., Series A(b)	7.500%	98,378	2,582,422
Global Net Lease, Inc., Series A(b)	7.250%	75,000	1,912,500
Innovative Industrial Properties, Inc., Series A(b)	9.000%	95,000	3,010,550
Monmouth Real Estate Investment Corp., Series C(b)	6.125%	99,948	2,389,757
New Residential Investment Corp., Series A	7.500%	200,000	5,080,000
New York Mortgage Trust, Inc., Series C(b)	7.875%	105,000	2,572,500
Pebblebrook Hotel Trust, Series F(b)	6.300%	100,000	2,508,000
Sotherly Hotels, Inc., Series B(b)	8.000%	120,000	2,983,200
Two Harbors Investment Corp., Series A(b)	8.125%	150,000	4,077,000
Two Harbors Investment Corp., Series C(b)	7.250%	110,000	2,744,500
UMH Properties, Inc., Series C(b)	6.750%	160,000	4,040,000

TOTAL PREFERRED STOCKS
(Cost $60,613,628)			63,406,639

REAL ESTATE INVESTMENT TRUSTS - COMMON EQUITY (102.37%)
PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (0.83%)
Cole Credit Property Trust IV, Inc.(a)(c)(d)		2,224	19,239
InvenTrust Properties Corp.(a)(c)(d)		446,837	1,399,116
NorthStar Healthcare Income, Inc.(a)(c)(d)(e)		168,566	1,196,817
Phillips Edison Grocery Center REIT I, Inc.(a)(c)(d)		11,518	127,851
			2,743,023
PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS (63.29%)
Acres Capital Debt Fund(a)(c)		5,999,427	5,995,210

	Shares	Value
PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS (continued)
Ares Real Estate Enhanced Income Fund(a)(c)	5,204	$5,203,677
Ares US Real Estate IX(a)(c)	5,154,338	4,816,188
Bain Capital Real Estate I-B, LP(a)(c)	310,498	149,254
Broadstone Net Lease, Inc.(a)(c)	189,426	16,290,650
Brookfield Real Estate Finance V(a)(c)	11,176,065	8,574,278
Clarion Lion Industrial Trust(a)(c)	7,203	14,626,596
Clarion Lion Properties Fund, LP(a)(c)	11,258	17,162,088
Clarion Partners Debt Investment Fund, LP(a)(c)	14,535,394	7,356,043
Clarion Ventures 4, LP(a)(c)	12,526,113	13,490,285
GWL U.S. Property Fund, LP(a)(c)	12,550,910	13,183,625
Harrison Street Core Property Fund Private REIT(a)(c)	8,309	11,432,253
Heitman Core Real Estate Debt Income Trust, LP(a)(c)	24,624	25,277,416
Menlo Equities Absolute Return Fund(a)(c)	14,278	16,000,000
Metlife Commercial Mortgage Income Fund, LP(a)(c)	9,800	10,066,383
Nuveen US Core Plus Real Estate Debt Fund(a)(c)	13	1,108,499
Och-Ziff Real Estate Credit Fund, LP(a)(c)	5,519,974	3,158,264
PGIM Real Estate US Debt Fund(a)(c)	22,161	25,066,239
Truman 2016 SC5, LLC(a)(c)	2,179,832	1,075,985
UBS Trumbull Property Fund(a)(c)	758	8,178,549
		208,211,482
TRADED REAL ESTATE INVESTMENT TRUSTS (38.25%)
Apollo Commercial Real Estate Finance, Inc.(b)	353,615	6,502,980
Ares Commercial Real Estate Corp.(b)	235,775	3,503,616
Blackstone Mortgage Trust, Inc., Class A(b)	290,000	10,318,200
Brixmor Property Group, Inc.(b)	350,000	6,258,000
Brookfield Property Partners LP(b)	100,000	1,893,000
City Office REIT, Inc.(b)	375,000	4,496,250
Condor Hospitality Trust, Inc.	326,508	2,961,428
EPR Properties(b)	70,000	5,221,300
Granite Point Mortgage Trust, Inc.(b)	415,884	7,980,814
Great Ajax Corp.(b)	278,944	3,905,216
HCP, Inc.(b)	160,098	5,119,934
KKR Real Estate Finance Trust, Inc.(b)	310,000	6,175,200
Ladder Capital Corp., Class A(b)	465,000	7,723,650
Medical Properties Trust, Inc.(b)	310,000	5,406,400
New Residential Investment Corp.(b)	370,000	5,694,300
Spirit Realty Capital, Inc.(b)	175,000	7,465,500
STAG Industrial, Inc.(b)	173,160	5,236,358
Starwood Property Trust, Inc.(b)	325,000	7,384,000
TPG RE Finance Trust, Inc.(b)	385,000	7,426,650
Ventas, Inc.(b)	67,000	4,579,450
Welltower, Inc.(b)	60,000	4,891,800

	Shares	Value
TRADED REAL ESTATE INVESTMENT TRUSTS (continued)
WP Carey, Inc.(b)	70,000	$5,682,600
		125,826,646
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON EQUITY
(Cost $312,376,201)		336,781,151

	Clearing Firm	Notional Amount	Number of Contracts	Value
PURCHASED OPTIONS (1.05%)
iShares U.S. Real Estate ETF, Put, Exercise Price $88, (expiring 09/20/19)	BNP Paribas	$122,234,000	14,000	3,465,000

TOTAL PURCHASED OPTIONS
(Cost $1,827,543)				3,465,000

	Shares	Value
SHORT TERM INVESTMENTS (0.16%)
Dreyfus Treasury Cash Management, Institutional Class, 2.20%(f)	527,799	527,799

TOTAL SHORT TERM INVESTMENTS
(Cost $527,799)		527,799

INVESTMENTS, AT VALUE (122.88%)
(Cost $375,430,757)		$404,266,945

LINE OF CREDIT (-21.43%)		(70,492,916)
Liabilities In Excess Of Other Assets (-1.45%)		(4,785,430)

NET ASSETS (100.00%)		$328,988,599

(a)	Illiquid/restricted security. See chart below.
(b)	All or a portion of each of these securities may be segregated as collateral for written options and the Fund's line of credit. The aggregate market value of those securities was $180,217,553.
(c)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $210,954,505, representing 64.12% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(e)	Non-income producing security.
(f)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2019.

Securities determined to be illiquid/restricted under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
08/16/18 - 12/27/18	Acres Capital Debt Fund	$6,000,000	$5,995,210	1.82%
02/22/19 - 05/23/19	Ares Real Estate Enhanced Income Fund	5,203,677	5,203,677	1.58%
12/14/18 - 06/21/19	Ares US Real Estate IX	4,990,498	4,816,188	1.46%
11/14/18 - 03/25/19	Bain Capital Real Estate I-B, LP	304,156	149,254	0.04%
10/31/16 - 04/25/19	Broadstone Net Lease, Inc.	14,204,884	16,290,650	4.95%
06/26/17 - 06/24/19	Brookfield Real Estate Finance V	8,772,712	8,574,278	2.61%
01/01/14 - 04/03/17	Clarion Lion Industrial Trust	9,871,674	14,626,596	4.45%
01/01/14 - 05/31/19	Clarion Lion Properties Fund, LP	14,379,784	17,162,088	5.22%
02/14/17 - 05/21/19	Clarion Partners Debt Investment Fund, LP	7,419,214	7,356,043	2.24%
07/01/16 - 12/14/18	Clarion Ventures 4, LP	11,488,783	13,490,285	4.10%
05/22/13	Cole Credit Property Trust IV, Inc.	15,693	19,239	0.01%
09/01/16 - 06/01/17	GWL U.S. Property Fund, LP	12,618,893	13,183,625	4.01%
01/03/18	Harrison Street Core Property Fund Private REIT	11,087,291	11,432,253	3.47%
07/27/17 - 11/13/17	Heitman Core Real Estate Debt Income Trust, LP	25,000,000	25,277,416	7.68%
02/06/15	InvenTrust Properties Corp.	1,331,728	1,399,116	0.42%
06/28/19	Menlo Equities Absolute Return Fund	16,000,000	16,000,000	4.86%
01/02/17 - 04/02/18	Metlife Commercial Mortgage Income Fund, LP	9,999,875	10,066,383	3.06%
03/04/14 - 12/15/15	Morgan Stanley Capital I Trust, Class B	85,586	86,356	0.03%
11/27/13 - 03/12/15	NorthStar Healthcare Income, Inc.	1,197,856	1,196,817	0.36%
05/31/19	Nuveen US Core Plus Real Estate Debt Fund	1,100,000	1,108,499	0.34%
06/28/17 - 06/13/19	Och-Ziff Real Estate Credit Fund, LP	3,389,866	3,158,264	0.96%
07/31/17 - 03/29/18	PGIM Real Estate US Debt Fund	25,000,000	25,066,239	7.62%
08/07/13 - 11/25/13	Phillips Edison Grocery Center REIT I, Inc.	77,969	127,851	0.04%
06/24/16 - 03/20/19	Truman 2016 SC5, LLC	579,928	1,075,985	0.33%
01/04/16 - 10/01/18	UBS Trumbull Property Fund	8,200,000	8,178,549	2.49%
	Total	$198,320,067	$211,040,861	64.15%

Additional information on investments in private real estate investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of June 30, 2019
Acres Capital Debt Fund	$5,995,210	N/A	N/A	$6,000,000
Ares Real Estate Enhanced Income Fund(a)	5,203,677	Quarterly	90	8,796,323
Ares US Real Estate IX	4,816,188	N/A	N/A	7,209,502
Bain Capital Real Estate I-B, LP	149,254	N/A	N/A	9,886,388
Broadstone Net Lease, Inc.	16,290,650	Quarterly	10	–
Brookfield Real Estate Finance V	8,574,278	N/A	N/A	16,073,277
Clarion Lion Industrial Trust	14,626,596	Quarterly	90	3,000,000
Clarion Lion Properties Fund, LP	17,162,088	Quarterly	90	–
Clarion Partners Debt Investment Fund, LP	7,356,043	N/A	N/A	4,607,979
Clarion Ventures 4, LP	13,490,285	N/A	N/A	1,660,211
GWL U.S. Property Fund, LP	13,183,625	Quarterly	90	–
Harrison Street Core Property Fund Private REIT	11,432,253	Quarterly	45	4,000,000
Heitman Core Real Estate Debt Income Trust, LP(b)	25,277,416	Quarterly	90	–
Menlo Equities Absolute Return Fund	16,000,000	Annually	30	–
Metlife Commercial Mortgage Income Fund, LP	10,066,383	Quarterly	90	4,000,000
Nuveen US Core Plus Real Estate Debt Fund	1,108,499	Quarterly	90	8,900,000
Och-Ziff Real Estate Credit Fund, LP	3,158,264	N/A	N/A	17,621,724
PGIM Real Estate US Debt Fund(c)	25,066,239	Quarterly	90	–
Truman 2016 SC5, LLC	1,075,985	N/A	N/A	–
UBS Trumbull Property Fund	8,178,549	Quarterly	60	–

(a)	Redemptions are subject to a two-year holding period from the underlying fund's initial capital call on December 17, 2018.
(b)	Redemptions are subject to a three-year holding period from the date of the underlying fund's initial close on July 27, 2017.
(c)	Redemptions are subject to a two-year holding period from the date of the underlying fund's initial close on July 21, 2017.

Schedule Of Written Options

At June 30, 2019, the Fund had the following outstanding written options:

	Clearing Firm	Number of Contracts	Exercise Price	Maturity Date	Notional Value	Value
Call Options
iShares U.S. Real Estate ETF	BNP Paribas	(14,000)	$95.00	9/20/2019	$(122,234,000)	$(350,000)

Put Options
iShares U.S. Real Estate ETF	BNP Paribas	(14,000)	$83.00	9/20/2019	$(122,234,000)	$(1,435,000)

Total Written Options (Premiums $1,818,874)					$(244,468,000)	$(1,785,000)

See Notes to Quarterly Portfolio of Investments.

Resource Real Estate Diversified Income Fund

NOTES TO PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2019

1. ORGANIZATION

Resource Real Estate Diversified Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on August 1, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment adviser is Resource Real Estate, LLC (the “Adviser”). The Fund’s investment objectives are to produce income and to achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. The Fund is diversified and pursues its investment objectives by investing, under normal circumstances, at least 80% of assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class W, Class I, Class U, Class T, Class D and Class L shares. Class A shares commenced operations on March 12, 2013; Class C and Class I shares commenced operations on August 1, 2014; Class W shares commenced operations on November 24, 2014; Class U, Class T and Class D shares commenced operations on February 13, 2015; and Class L shares commenced operations on July 10, 2017. Class C, Class W, Class I and Class D shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class U shares are offered at NAV plus a maximum sales charge of 6.50% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class T shares are offered at NAV plus a maximum sales charge of 1.50% and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date. Class C Shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal fees. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”, including FASB Accounting Standard Update (“ASU”) 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Futures are valued based on their daily settlement value. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s Fair Value Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

Valuation of Private REITs – The Fund invests a portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). Private REITs report their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter-end. For non-calendar quarter days, the Fair Value Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT, as necessary, by the change in a relevant benchmark that the Fair Value Committee has deemed to be representative of the entire Private REIT market.

Valuation of Public Non-Traded REITs – The Fund invests a portion of its assets in Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”). Public Non-Traded REITs do not timely report periodic NAVs and therefore cannot be valued using the practical expedient. The Fair Value Committee determines the fair value of Public Non-Traded REITs by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, discounted cash flows and potential illiquidity discounts.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end. For non-calendar quarter days, the Fair Value Committee determines the fair value of each Private Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant benchmark that the Fair Value Committee has deemed to be representative of the market.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	–	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.  The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund's investments as of June 30, 2019:

Resource Real Estate Diversified Income Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Other	Total
Bonds & Notes(a)	$–	$86,356	$–	$–	$86,356
Preferred Stocks(a)	63,406,639	–	–	–	63,406,639
Real Estate Investment Trusts - Common Equity(a)
Public Non-Traded Real Estate Investment Trusts	–	–	2,743,023	–	2,743,023
Private Real Estate Investment Trusts & Private Investment Funds (Measured at net asset value)(b)	–	–	–	208,211,482	208,211,482
Traded Real Estate Investment Trusts	125,826,646	–	–	–	125,826,646
Purchased Options	3,465,000	–	–	–	3,465,000
Short Term Investments	527,799	–	–	–	527,799
TOTAL	$193,226,084	$86,356	$2,743,023	$208,211,482	$404,266,945

Other Financial Instruments	Level 1	Level 2	Level 3	Other	Total
Liabilities
Written Options	$(1,785,000)	$–	$–	$–	$(1,785,000)
TOTAL	$(1,785,000)	$–	$–	$–	$(1,785,000)

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)	In accordance with ASC 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2019. It is the Fund's policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Asset Type	Balance as of September 30, 2018	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2019	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2019
Commercial Mortgage Backed Securities	$1,290,367.00	$-	$-	$(748,203.00)	$245,092.00	$-	$(787,256.00)	$-	$-	$-	$-
Public Non-Traded Real Estate Investment Trusts	2,992,370	-	(30,923)	(235)	(210,134)	-	(8,055)	-	-	2,743,023	(210,134)
	$4,282,737	$-	$(30,923)	$(748,438)	$34,958	$-	$(795,311)	$-	$-	$2,743,023	$(210,134)

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective security. Note that distributions received from REITs may be classified as dividends, capital gains and/or return of capital. The Fund does not estimate how much of the distributions from REITs is considered net investment income, capital gains, and/or return of capital at the time distributions are received; instead, the Fund completes this classification based on estimates at the end of each semi-annual period and at the end of each fiscal year. The Fund also makes interim estimates as appropriate to complete other financial reporting.

Industry Concentration – As of June 30, 2019, the Fund had 123% of the value of its net assets invested within the real estate industry. Any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. This may increase the risk of loss in the Fund and increase the volatility of the Fund's NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund's portfolio will be adversely affected.

3. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund's use of derivative instruments and hedging activities:

The Fund’s investment objectives permit the Fund to enter into various types of derivative contracts, such as options. In doing so, the Adviser may employ strategies in differing combinations to permit the Fund to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factor:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Contracts – The Fund may enter into options transactions for hedging purposes and for non-hedging purposes, such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission and foreign exchanges. A written call option obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A written put option obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	August 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	August 28, 2019

By:	/s/ Steven R. Saltzman
Steven R. Saltzman
Treasurer (Principal Financial Officer)

Date:	August 28, 2019